THIS DEBENTURE AND THE SHARES PURCHASABLE HEREUNDER HAVE BEEN ACQUIRED
       FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. NEITHER THIS DEBENTURE NOR SUCH SHARES MAY BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION IN EFFECT UNDER SUCH ACT UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO IT DEMONSTRATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

       THE PRINCIPAL AMOUNT REPRESENTED BY THIS DEBENTURE AND, ACCORDINGLY, THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 1 OF THIS DEBENTURE.

               0% SUBORDINATED MANDATORY CONVERTIBLE DEBENTURE

US$1,500,000                                                February 8, 2006

            FOR VALUE RECEIVED, BARNABUS ENERGY, INC., a Nevada corporation (the "Company" or the "Corporation"), hereby unconditionally promises to pay to the order of Coach Capital LLC or assigns (the "Registered Holder"), at such address or at such other place as may be designated in writing by the Registered Holder, the aggregate principal sum of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000), without interest (this "Debenture"). Subject to the other provisions of this Debenture, the principal of this Debenture shall mature and become due and payable in full on July 31, 2008 (the "Maturity Date"). All payments of principal by the Company under this Debenture shall be made in United States dollars to an account specified by the Registered Holder to the Company in writing prior to the Maturity Date. This Debenture is being issued pursuant to the Investment Agreement of even date herewith between the Company, the initial Registered Holder and the other purchasers named on the signature page thereto(the "Investment Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Investment Agreement

            THE  PRINCIPAL   AMOUNT   REPRESENTED  BY  THIS  DEBENTURE  AND,
ACCORDINGLY, THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 1 OF THIS DEBENTURE.

1. CONVERSION.

      (a) By the Registered Holder. This Debenture may be converted by the Registered Holder on or before the Maturity Date, in whole or in part, into that number of shares of Common Stock equal to the principal amount of this Debenture (or the portion being converted) divided by the Conversion Price then in effect (the "Conversion Shares") by surrendering this Debenture, with the purchase form appended hereto as Exhibit I duly executed by the Registered Holder at the principal executive offices of the Company, or at such other office or agency as the Company may designate.

      Each conversion of this Debenture pursuant to this paragraph (a) shall be deemed to have been effected immediately prior to the close of business on the day on which this Debenture shall have been surrendered to the Company as provided above. At such time, the person or persons in whose name or names any certificates for Conversion Shares shall be issuable upon such conversion as provided below shall be deemed to have become the holder or holders of record of the Conversion Shares represented by such certificates.

      As soon as practicable after the conversion of this Debenture in full or in part, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:

      (i) a certificate or certificates for the number of Conversion Shares to which the Registered Holder shall be entitled upon such conversion; and

      (ii) in case such conversion is in part only, a new Debenture or Debentures (dated the date hereof) of like tenor, in principal amount equal to the principal amount hereof less the amount that has been converted into Conversion Shares.

      (b) By the Company. This Debenture may be converted by the Company, in whole but not in part, by giving notice thereof to the Registered Holder on any Trading Day if (i) the VWAP for the twenty (20) consecutive Trading Days ended on the Trading Day before the Trading Day on which notice of conversion is given is at least $4.00 per share (which per share amount shall be adjusted pro rata in the case of any split, dividend, combination or other event affecting the number of outstanding shares of Common Stock), and (ii) a registration statement covering the resale of the Conversion Shares was effective during such 20-Trading Day period and remains effective on the date of such notice. Upon the Company's giving notice in accordance with the preceding sentence, this Debenture shall without further action be converted into that number of Conversion Shares equal to the outstanding principal amount hereof divided by the Conversion Price then in effect. Each conversion of this Debenture pursuant to this paragraph (b) shall be deemed to have occurred immediately prior to the close of business on the day on which notice of conversion is given as provided above. At such time, the person or persons in whose name or names any certificates for Conversion Shares shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the Conversion Shares represented by such certificates.

      As soon as practicable after the conversion of this Debenture the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct a certificate or certificates for the number of Conversion Shares to which the Registered Holder shall be entitled upon such conversion.

      (c) Conversion Price. As used herein, the Conversion Price shall initially be $1.46 and from time to time shall be such amount as adjusted as provided herein.

      2. ADJUSTMENTS.

      (a) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date on which this Debenture was first issued (the "Original Issue Date") effect a subdivision of the outstanding Common Stock, the Conversion Price shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Conversion Price shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

      (b) Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company or in cash or other property, then and in each such event the Registered Holder shall receive upon conversion hereof, in addition to the Conversion Shares issuable hereunder, the kind and amount of securities of the Company and/or cash and other property which the Registered Holder would have been entitled to receive had this Debenture been converted on the date of such event.

      (c) Adjustment for Mergers or Reorganizations, etc. If there shall occur any reclassification, reorganization, recapitalization, consolidation, sale of all or substantially all assets or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (other than a transaction covered by subsection 2(b) above), then, following any such reclassification, reorganization, recapitalization, consolidation, sale of all or substantially all assets or merger, and without payment of any additional consideration thereof, the Registered Holder shall receive upon conversion hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive if, immediately prior to such reclassification, reorganization, recapitalization, consolidation or merger, sale of all or substantially all assets, this Debenture had been converted.

      The foregoing provisions of this Section 2(c) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the conversion of this Debenture. If the per share consideration payable to the holder hereof for Conversion Shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Debenture with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Debenture shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon conversion of this Debenture.

      (d) Subsequent Issuances. Except for Excluded Issuances, if and whenever the Corporation shall issue or sell any shares of Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then and in each such case (a "Trigger Issuance") the then-existing Conversion Price shall be reduced, as of the close of business on the effective date of the Trigger Issuance, to the lowest per share price at which such Additional Shares of Common Stock were issued or sold.

      In case at any time the Corporation shall in any manner grant (directly and not by assumption in a merger or otherwise) any Warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such Warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities"), whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (A) the sum of (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options or Convertible Securities, plus
(y) the aggregate amount of additional consideration payable to the Company upon the conversion of all such Options or the aggregate amount of additional consideration, if any, payable upon the conversion or exchange of such Convertible Securities, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price in effect immediately prior to the time of the granting of such Options or Convertible Securities, then the Conversion Price shall be adjusted to equal the price at which Common Stock is issuable upon such conversion or conversion or exercise. No adjustment of the Conversion Price shall be made upon the actual issue of such Common Stock upon exercise of such Options or upon the actual conversion or exchange of such Convertible Securities.

      In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash or for a consideration including cash and such other consideration, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board. This determination of the fair value of consideration (or the allocation thereof) need not be the amount recorded in the books and records of the Company if the Board determines that the determination of different amounts for different contexts is in the best interest of the Company and its stockholders and creditors as a whole.

      As used herein, "Excluded Issuances" shall mean any issuance of Common Stock (A) to directors, officers, employees or consultants of the Company, (B) upon the conversion or conversion of Options or Convertible Securities issued prior to the date hereof, unless such securities have been amended or modified in any manner after the date hereof, (C) pursuant to the Investment Agreement and other agreements in effect on the date hereof and securities issued upon the conversion or conversion of those securities, (D) by reason of a dividend, stock split or other distribution on shares of Common Stock; (E) to David Saltman or Cheryl Bostater pursuant to the terms of their employment agreements; and (F) in connection with the acquisition of a business or technology, the formation of a joint venture or a strategic investment.

      (e) Milestone Adjustments. The Conversion Price shall be adjusted as, when and to the extent provided in this paragraph (e); provided, however, no further adjustments to the Conversion Price shall be made pursuant to this paragraph (e) with respect to any fiscal quarter ended after November 30, 2006 if: (x) there was no Milestone Failure with respect to the fiscal quarter ended November 30, 2006; and (y) the VWAP for any twenty (20) consecutive Trading Days after the Milestone Announcement Date with respect to the fiscal quarter ended November 30, 2006 is at least $4.00 per share (which per share amount shall be adjusted pro rata in the case of any split, dividend, combination or other event affecting the number of outstanding shares of Common Stock). Upon each Milestone Failure Date, the Conversion Price in effect on such Milestone Failure Date shall, at the election of the Registered Holder, be decreased to the VWAP for the five (5) Trading Days immediately following such Milestone Failure Date multiplied by the Designated Discount Rate applicable to such Milestone Failure as set forth in the Milestone table below. With respect to each fiscal quarter ended after a Milestone Failure Date, if the cumulative Net Sales through such fiscal quarter ended exceed the cumulative Milestones through such fiscal quarter, then all prior adjustments to this paragraph (e) shall be reversed. For purposes of this Debenture, the following terms shall have the following meanings:

      (i) "Milestone" means, with respect to a given fiscal quarter, the dollar amount of Net Sales for such fiscal quarter, as set forth in the table immediately below:

                 ----------------------------------------------------------
                                        Milestones
                 ----------------------------------------------------------
                      Fiscal         Milestone           Designated
                   Quarter Ended     Threshold         Discount Rate
                 ----------------------------------------------------------
                 February 28, 2006    $100,000              75%
                 ----------------------------------------------------------
                   May 31, 2006      $1,400,000             75%
                 ----------------------------------------------------------
                  August 31, 2006    $4,500,000             80%
                 ----------------------------------------------------------
                 November 30, 2006   $8,000,000             80%
                 ----------------------------------------------------------
                 February 28, 2007   $9,000,000             85%
                 ----------------------------------------------------------
                   May 31, 2007     $12,000,000             85%
                 ----------------------------------------------------------
                  August 31, 2007   $15,000,000             90%
                 ----------------------------------------------------------
                 November 30, 2007  $18,000,000             90%
                 ----------------------------------------------------------

      (ii) "Milestone Announcement Date" shall mean, with respect to each fiscal quarter ended during 2006 and 2007, the date on which the Company files the Periodic Report applicable to such quarter; it being understood if the Company amends any such Periodic Report after its initial filing, then all calculations, determinations and adjustments, if any, under this Debenture with respect to the fiscal quarter for which such Periodic Report was filed shall, upon the filing of such amendment, be re-calculated, re-determined and re-adjusted, if applicable, as though the information contained in such amendment were contained in the original filing.

      (iii) "Milestone Failure" shall be deemed to occur, with respect to a fiscal quarter specified in the table contained in the definition of the term "Milestone", if the Net Sales for such fiscal quarter do not exceed the Milestone for such fiscal quarter, as reported in the applicable Periodic Report.

      (iv) "Milestone Failure Date" shall mean a Milestone Announcement Date on which a Milestone Failure is deemed to occur.

      (v) "Net Sales" means the revenues generated in the ordinary course of business by the Company, determined in accordance with GAAP, as reported in the Company's applicable Periodic Report.

      (vi) "Periodic Report" shall mean the quarterly report on Form 10-Q, 10-QSB or such other form the Company is then eiligible to use, or, in the case of the fourth fiscal quarter of a given fiscal year, the annual report on Form 10-K, 10-KSB or such other form the Company is then eligible to use, in each case, filed by the Company with the SEC pursuant to Section 13 or 15(d) of the Exchange Act.

      (vii) "Trading Day" shall mean a day, other than a Saturday or Sunday, on which The New York Stock Exchange, Inc. is open for trading.

      (viii) "VWAP" means, with respect to a period of specified Trading Days, the volume weighted average price per share of the Common Stock measured over each of the days during such period, which shall be equal to the average of the quotient(s) for each Trading Day during such period of (x) the aggregate dollar amount of Common Stock traded (i.e., the sale prices multiplied by the number of shares traded) for such Trading Day, divided by (y) the total number of shares of Common Stock traded during such Trading Day.

            (f) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 2, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Debenture shall be exercisable, the Conversion Price and the method of calculation of each) and showing in detail the facts upon which such adjustment or readjustment is based.

            (g) Adjustment to Conversion Shares. Whenever the Conversion Price is adjusted pursuant to this Section 2, there shall be a corresponding adjustment made to the number of Conversion Shares upon conversion hereof.

      3. FRACTIONAL SHARES. The Company shall not be required upon the conversion of this Debenture to issue any fractional shares, and shall round any fractional shares to the next highest whole number of shares. If a fractional share interest arises upon any conversion or conversion of the Debenture, the Company shall eliminate such fractional share interest by paying the Registered Holder an amount computed by multiplying the fractional interest by the Fair Market Value of a full share of common Stock.

            The "Fair Market Value" per share of Common Stock shall be determined as

      (i) if the Common Stock is listed on a national securities exchange, the NASDAQ Small Cap Market, the NASDAQ National Market, the OTCBB or another nationally recognized trading system as of the Conversion Date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the high and low reported sale prices per share of Common Stock thereon on the trading day immediately preceding the Conversion Date (provided that if no such price is reported on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (ii)).

      (ii) In all other cases, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors to represent the fair market value per share of the Common Stock. Notwithstanding the foregoing, if the Board of Directors has not made such a determination within the three-month period prior to the Conversion Date, then
(A) the Board of Directors shall make a determination of the Fair Market Value per share of the Common Stock within 20 days of a request by the Registered Holder that it do so, and (B) the conversion of this Debenture pursuant to this subsection 1(b) shall be delayed until such determination is made.

      4. REPRESENTATIONS AND WARRANTIES BY THE REGISTERED HOLDER. The Registered Holder represents and warrants to the Company that upon each conversion hereof, the Registered Holder affirms to the Company that the representations and Debenturies contained in Sections 4.01 and 4.04 through 4.08 of the Investment Agreement are true and correct as if made by the Registered Holder on the date of conversion.

      5. REQUIREMENTS FOR TRANSFER.

            (a) This Debenture and the Conversion Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Act and under applicable state securities or blue sky laws, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

            (b) Each certificate representing Conversion Shares shall bear a legend substantially in the following form:

      "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION IN EFFECT UNDER SUCH ACT UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO IT DEMONSTRATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

The foregoing legend shall be removed from the certificates representing any Conversion Shares, at the request of the holder thereof, at such time as (i) they become eligible for resale pursuant to an effective registration statement or Rule 144(k) under the Act or (ii) the Company shall have received either an opinion of counsel or a "no-action" letter from the SEC to the effect that any transfer of the Conversion Shares represented by such certificates will not violate the Act and applicable state securities laws.

      6. EVENT OF DEFAULT. The occurrence of any of following events shall constitute an "Event of Default" hereunder:

            (a) the failure of the Corporation to make any payment of principal on this Debenture when due, whether at maturity, upon acceleration or otherwise; or

            (b) the Corporation makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Corporation as bankrupt or insolvent; or any order for relief with respect to the Corporation is entered under the Federal Bankruptcy Code or any other bankruptcy or insolvency law; or the Corporation petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Corporation or of any substantial part of the assets of the Corporation, or commences any proceeding relating to it under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Corporation and either (i) the Corporation by any act indicates its approval thereof, consents thereto or acquiescence therein or (ii) such petition application or proceeding is not dismissed within sixty (60) days.

            Upon the occurrence of any such Event of Default all unpaid principal under this Debenture shall become immediately due and payable.

      7. NO IMPAIRMENT. The Company will not, by amendment of its charter through reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Debenture, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Debenture against impairment.

      8. NOTICES OF RECORD DATE, ETC. In the event:

            (a) that the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the conversion of this Debenture) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

            (b) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity and its Common Stock is not converted into or exchanged for any other securities or property), or any transfer of all or substantially all of the assets of the Company; or

            (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the conversion of this Debenture) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten days prior to the record date or effective date for the event specified in such notice.

      9. STOCK FULLY PAID, RESERVATION OF STOCK. All of the Conversion Shares issuable upon the conversion of the rights represented by this Debenture will, upon issuance and receipt of the purchase price therefor, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges except for restrictions on transfer provided for herein or under applicable federal and state securities laws. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of this Debenture, such number of shares of Common Stock and other securities, cash and/or property, as from time to time shall be issuable upon the conversion of this Debenture.

      10. REPLACEMENT OF DEBENTURES. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Debenture and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (without any obligation for a surety or other security therefor) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Debenture, the Company will issue, in lieu thereof, a new Debenture of like tenor.

      11. TRANSFERS, ETC.

            (a) The Company will maintain a register containing the name and address of the Registered Holder of this Debenture. The Registered Holder may change its or his address as shown on the Debenture register by written notice to the Company requesting such change.

            (b) This Debenture and all rights hereunder are transferable, in whole or in part, upon surrender of this Debenture with a properly executed assignment in a form reasonably acceptable to the Company at the principal executive offices of the Company.

            (c) Until any transfer of this Debenture is made in the Debenture register, the Company may treat the Registered Holder as the absolute owner hereof for all purposes; provided, however, that if and when this Debenture is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

      12. MAILING OF NOTICES, ETC. All notices and other communications from the Company to the Registered Holder shall be mailed by first-class certified or registered mail, postage prepaid, to the address last furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal executive office. If the Company should at any time change the location of its principal executive office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this Debenture to the location of its principal executive office at the particular time shall be as so specified in such notice.

      13. NO RIGHTS AS STOCKHOLDER. Until the conversion of this Debenture, the Registered Holder shall not have or conversion any rights by virtue hereof as a stockholder of the Company.

      14. CHANGE OR WAIVER. Any term of this Debenture may be amended or waived upon the written consent of the Company and the Registered Holder.

      15. SECTION HEADINGS. The Section headings in this Debenture are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

      16. GOVERNING LAW. This Debenture will be governed by and construed in accordance with the internal laws of the State of Nevada without giving effect to the conflict or choice of law provision thereof that would give rise the application of the domestic substantive law of any other jurisdiction.

      EXECUTED as of the Date of Issuance indicated above.

                                    BARNABUS ENERGY, INC.


                                    By:
                                          ------------------------------------
                                          Name:  David Saltman
                                          Title: President

                                    EXHIBIT I

                                  PURCHASE FORM

To:  Barnabus Energy, Inc. (the "Company")                Dated:  ____________


            The undersigned, pursuant to the provisions set forth in the attached Debenture, hereby irrevocably elects to purchase shares of the Common Stock covered by such Debenture.

            The undersigned herewith elects to convert $__________ in principal amount of such Debenture at the Conversion Price provided for in such Debenture, which is $_________.

Please issue a certificate representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

The undersigned affirms the representation and warranties contained in Sections
4.01 and 4.04 through 4.08 of that certain Investment Agreement dated the same date as the attached Debenture, among the Company, the initial holder of the attached Debenture and the other purchasers listed on the signature page thereof.

                              Name of Entity:
                                             -----------------------------------


                              Signature of
                              Authorized Person:
                                                --------------------------------

                              Address:
                                          ------------------------------

                                          ------------------------------

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